GMAC RFC

                         RESIDENTIAL FUNDING SECURITIES
                                 A GMAC COMPANY

The following collateral description is based on a preliminary pool. The collateral/ rep lines that were modeled for the yield tables are reasonable approximations of the final pool, based on the preliminary pool. The final pool will be available in October 2000. All information reported here is subject to a 10% +/- variance on the final collateral pool.

      RFMSI, Inc. 2000-S13


      Series:        RFMSI, Inc. 2000-S13
      Issuer:        Residential Funding Mortgage Securities, Inc.
      Product:       30 Year Fixed
      Structure:     Senior/Subordinate
      Settlement     10/27/2000
      Date:



      ===================================================================================
       Certificate    Approximate      Approximate                           Rating
      Description      Amounts    % of Pool  Variance    Price Talk         Agency
      -----------------------------------------------------------------------------------

      Senior (+/-          $       96.10%   +/- 0.50%                     S&P and Fitch or Moody's
      2%)            250,500,000
      --------------------------------------------------------------------------------------------------

      M-1                  $        2.00%   +/- 0.25%                      S&P or Fitch or Moody's
                      5,213,319
      --------------------------------------------------------------------------------------------------

      M-2                  $        0.75%   +/- 0.10%                      S&P or Fitch or Moody's
                      1,954,995
      --------------------------------------------------------------------------------------------------

      M-3                  $        0.45%   +/- 0.10%                      S&P or Fitch or Moody's
                      1,172,997
      --------------------------------------------------------------------------------------------------

      B-1                  $        0.30%   +/-.0.05%                      S&P or Fitch or Moody's
                       781,998
      --------------------------------------------------------------------------------------------------

      B-2                  $        0.20%   +/-.0.05%                      S&P or Fitch or Moody's
                       521,332
      --------------------------------------------------------------------------------------------------

      B-3                  $        0.20%   +/-.0.05%                      Unrated
                       521,332
      ===================================================================================


      Approximate Collateral
      Characteristics :

      Gross Coupon:  8.44%

      Pass-through   7.75%
      Rate:

      WAM:           358

      WA             75.0%
      LTV:

      State          45% Max CA
      Concentration:

      Documentation: 85-90% Full/Alt

      Cash-out       7.0%
      Refi:

      Avg Balance:   $355,000

      Prepayment     5% Max
      Penalty:

      Avg FICO:      737

      FICO Distribution:
            >720     67.9%
      680 - 719      22.5%

      660 - 679       4.4%

      640 - 659       3.4%

      620 - 639       1.8%

            <620     0.0%

This report has been prepared based on information from sources believed to be reliable, but its accuracy cannot be guaranteed. Information is unaudited. The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC"). Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy and completeness of this information which supersedes all information previously provided by RFSC contained in any collateral term sheets and/or any computational materials relating to the mortgage pool. This information is preliminary and will be superseded by the descriptions in the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.



                            RFMSI, Inc. 2000-S13
                         Approximate Collateral Profile

    ---------------------                                                                   --------------------
         Total Pool                                                                             Exceptions
    ---------------------                                                                   --------------------

                 FICO
    ------------------------------------------------------------------------------------------------------------
    --------------------------------------------------------------------------------------------------------------------
    LTV          <620    >=620 <640 >=640 <660 >=660 <680 >=680 <720  >=720 <740    >740       Total        WA FICO
    --------------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------
    91 - 95        0.00%      0.00%      0.34%      0.17%       0.18%      0.18%      0.34%       1.20%   704.8
    81 - 90        0.00%      0.33%      0.83%      0.32%       0.97%      1.12%      3.13%       6.69%   723.3
    76 - 80        0.00%      0.56%      1.68%      2.87%      11.66%      6.31%     29.58%      52.65%   737.3
    71 - 75        0.00%      0.30%      0.00%      0.76%       2.54%      1.14%      5.96%      10.71%   741.6
    66 - 70        0.00%      0.25%      0.21%      0.00%       2.04%      0.83%      5.18%       8.51%   743.9
    61 - 65        0.00%      0.11%      0.00%      0.08%       2.05%      1.13%      2.60%       5.97%   734.4
    <=60           0.00%      0.20%      0.34%      0.24%       3.08%      1.62%      8.78%      14.26%   744.5
    ------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------
        Total      0.00%      1.75%      3.41%      4.43%      22.51%     12.34%     55.56%     100.00%   737.9
    ------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------


    ---------------------
    --------------------------------
        Full/Alt Doc Loans Only
    --------------------------------
    ---------------------

                 FICO
    ------------------------------------------------------------------------------------------------------------
    --------------------------------------------------------------------------------------------------------------------
    LTV          <620    >=620 <640 >=640 <660 >=660 <680 >=680 <720  >=720 <740    >740       Total        WA FICO
    --------------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------
    91 - 95        0.00%                                                                          1.20%   704.8
    81 - 90        0.00%                                                                          6.69%   723.3
    76 - 80        0.00%                                                                         51.01%   736.8
    71 - 75        0.00%                                                                          8.06%   740.7
    66 - 70        0.00%                                                                          6.47%   741.2
    61 - 65        0.00%                                                                          4.19%   734.6
    <=60           0.00%                                                                         11.01%   745.0
    ------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------
        Total      0.00%      1.75%      3.41%      4.30%      19.07%     10.39%     49.70%      88.63%   737.0
    ------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------


    ---------------------
    --------------------------------
         Stated Doc Loans Only
    --------------------------------
    ---------------------

                 FICO
    ------------------------------------------------------------------------------------------------------------
    --------------------------------------------------------------------------------------------------------------------
    LTV          <620    >=620 <640 >=640 <660 >=660 <680 >=680 <720  >=720 <740    >740       Total        WA FICO
    --------------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------
    91 - 95        0.00%      0.00%      0.00%      0.00%       0.00%      0.00%      0.00%       0.00%
    81 - 90        0.00%      0.00%      0.00%      0.00%       0.00%      0.00%      0.00%       0.00%
    76 - 80        0.00%      0.00%      0.00%      0.00%       0.00%      0.85%      0.80%       1.65%   751.8
    71 - 75        0.00%      0.00%      0.00%      0.00%                                         2.65%   744.1
    66 - 70        0.00%      0.00%      0.00%      0.00%                                         2.05%   752.5
    61 - 65        0.00%      0.00%      0.00%      0.00%                                         1.78%   733.8
    <=60           0.00%      0.00%      0.00%      0.13%                                         3.25%   743.0
    ------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------
        Total      0.00%      0.00%      0.00%      0.13%       3.44%      1.95%      5.86%      11.37%   744.8
    ------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------




    * Exceptions are Fico/LTV exceptions only. * All data is preliminary and is subject to final pooling.

    --------------------------------                                                        ------------
        Cashout Refi Loans Only                                                             Exceptions
    --------------------------------                                                        ------------
    ---------------------                                                                   ------------

                 FICO
    ------------------------------------------------------------------------------------------------------------
    --------------------------------------------------------------------------------------------------------------------
    LTV          <620    >=620 <640 >=640 <660 >=660 <680 >=680 <720  >=720 <740    >740       Total        WA FICO
    --------------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------
    91 - 95        0.00%      0.00%      0.00%      0.00%       0.00%      0.00%      0.00%       0.00%
    81 - 90        0.00%      0.00%      0.00%      0.00%       0.00%      0.00%      0.00%       0.00%
    76 - 80        0.00%      0.00%      0.00%      0.00%       0.00%      0.09%      0.43%       0.52%   755.0
    71 - 75        0.00%                                                                          0.97%   714.4
    66 - 70        0.00%                                                                          1.29%   730.0
    61 - 65        0.00%                                                                          0.67%   722.2
    <=60           0.00%                                                                          1.11%   746.5
    ------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------
        Total      0.00%      0.11%      0.21%      0.26%       1.52%      0.52%      1.95%       4.56%   732.4
    ------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------


    -------------------------------------------
    -------------------------------------------
          Cashout Refi Loans with Stated
                  Documentation
    -------------------------------------------
    -------------------------------------------

                 FICO
    ------------------------------------------------------------------------------------------------------------
    --------------------------------------------------------------------------------------------------------------------
    LTV          <620    >=620 <640 >=640 <660 >=660 <680 >=680 <720  >=720 <740    >740       Total        WA FICO
    --------------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------
    91 - 95        0.00%      0.00%      0.00%      0.00%       0.00%      0.00%      0.00%       0.00%
    81 - 90        0.00%      0.00%      0.00%      0.00%       0.00%      0.00%      0.00%       0.00%
    76 - 80        0.00%      0.00%      0.00%      0.00%       0.00%      0.00%      0.00%       0.00%
    71 - 75        0.00%      0.00%      0.00%      0.00%       0.00%      0.00%      0.00%       0.00%
    66 - 70        0.00%      0.00%      0.00%      0.00%       0.00%      0.00%      0.10%       0.10%   779.0
    61 - 65        0.00%      0.00%      0.00%      0.00%       0.00%      0.00%      0.02%       0.02%   803.0
    <=60           0.00%      0.00%      0.00%      0.00%       0.08%      0.12%      0.37%       0.57%   767.9
    ------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------
        Total      0.00%      0.00%      0.00%      0.00%       0.08%      0.12%      0.49%       0.69%   770.5
    ------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------


    ---------------------
    ---------------------
     Loan Amount >$650k
    ---------------------
    ---------------------

                 FICO
    ------------------------------------------------------------------------------------------------------------
    --------------------------------------------------------------------------------------------------------------------
    LTV          <620    >=620 <640 >=640 <660 >=660 <680 >=680 <720  >=720 <740    >740       Total        WA FICO
    --------------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------
    91 - 95        0.00%      0.00%      0.00%      0.00%       0.00%      0.00%      0.00%       0.00%
    81 - 90        0.00%      0.00%      0.00%      0.00%       0.00%      0.00%      0.00%       0.00%
    76 - 80        0.00%      0.00%      0.00%      0.00%       0.00%      0.00%      0.00%       0.00%
    71 - 75        0.00%      0.00%      0.00%      0.00%       0.00%      0.00%      0.28%       0.28%   778.0
    66 - 70        0.00%                                                                          1.01%   750.4
    61 - 65        0.00%                                                                          0.31%   715.0
    <=60           0.00%                                                                          1.47%   741.0
    ------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------
        Total      0.00%      0.00%      0.00%      0.00%       1.07%      0.00%      1.99%       3.06%   744.9
    ------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------




    * Exceptions are Fico/LTV exceptions only. * All data is preliminary and is subject to final pooling.